Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2015

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Molly A. Grimm
513-870-2768	513-603-5323	513-870-2697

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of July 27, 2015, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Second-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2015

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2015	5
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2015	6
CFC Insurance Subsidiaries – Selected Balance Sheet Data	7

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	8
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	9
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	10
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	11
Direct Written Premiums by Risk State by Line of Business	12
Quarterly Property Casualty Data – Commercial Lines	13
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	14
Loss and Loss Expense Analysis – Six Months Ended June 30, 2015	15
Loss and Loss Expense Analysis – Three Months Ended June 30, 2015	16

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	17
Quarterly Property Casualty Data – Commercial Lines	18
Quarterly Property Casualty Data – Personal Lines	19
Quarterly Property Casualty Data – Excess & Surplus Lines	20

Life Insurance Operations
Statutory Statements of Income	21

CINF Second-Quarter 2015 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Second-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Second Quarter 2015
(all data shown is for the three months ended or as of June 30, 2015)

(Dollars in millions except per share data)	6/30/2015	Year over year change %			6/30/2015	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$787	5		Commercial lines loss and loss expenses	$417	(10)
Personal lines net written premiums	309	5		Personal lines loss and loss expenses	216	(5)
Excess & surplus lines net written premiums	46	15		Excess & surplus lines loss and loss expenses	21	11
Property casualty net written premiums	1,142	6		Life and health contract holders' benefits incurred	58	4
Life and accident and health net written premiums	56	4		Underwriting, acquisition and insurance expenses	340	4
Annuity net written premiums	9	(26)		Interest expenses	13	0
Life, annuity and accident and health net written premiums	65	(1)		Other operating expenses	3	0
Commercial lines net earned premiums	745	4		Total benefits & expenses	1,068	(4)
Personal lines net earned premiums	272	5		Income before income taxes	248	132
Excess & surplus lines net earned premiums	42	24		Total income tax	72	213
Property casualty net earned premiums	1,059	5
Fee revenue	3	0		Balance Sheet:
Life and accident and health net earned premiums	52	(2)
Investment income	140	3		Fixed maturity investments	$9,675
Realized investment gains, net	60	329		Equity securities	4,734
Other revenue	2	0		Other investments	142
Total revenues	1,316	8		Total invested assets	$14,551

				Loss and loss expense reserves	$4,691
				Life policy and investment contract reserves	2,543
Income:				Long-term debt and capital lease obligations	823
				Shareholders' equity	6,497
Operating income	$138	84
Realized investment gains, net	38	322		Key ratios:
Net income	176	110
				Commercial lines GAAP combined ratio	87.2%
				Personal lines GAAP combined ratio	109.2
				Excess & surplus lines GAAP combined ratio	76.0
				Property casualty GAAP combined ratio	92.4
Per share (diluted):
				Commercial lines STAT combined ratio	85.9%
Operating income	$0.83	80		Personal lines STAT combined ratio	105.8
Realized investment gains, net	0.23	360		Excess & surplus lines STAT combined ratio	78.7
Net income	1.06	108		Property casualty STAT combined ratio	90.7
Book value	39.60	2
Weighted average shares outstanding	165.5	0		Value creation ratio	(0.4)%

CINF Second-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2015

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,174	$—	$—	$—	$2,174
Life	—	—	133	—	—	133
Premiums ceded	—	(74)	(28)	—	—	(102)
Total earned premium	—	2,100	105	—	—	2,205
Investment income, net of expenses	24	181	74	—	—	279
Realized investment gains, net	9	92	2	—	4	107
Fee revenues	—	4	2	—	—	6
Other revenues	7	1	—	3	(7)	4
Total revenues	$40	$2,378	$183	$3	$(3)	$2,601

Benefits & expenses
Losses & contract holders' benefits	$—	$1,366	$144	$—	$—	$1,510
Reinsurance recoveries	—	(23)	(26)	—	—	(49)
Underwriting, acquisition and insurance expenses	—	651	34	—	—	685
Interest expense	26	—	—	—	—	26
Other operating expenses	14	—	—	1	(8)	7
Total expenses	$40	$1,994	$152	$1	$(8)	$2,179

Income before income taxes	$—	$384	$31	$2	$5	$422

Provision (benefit) for income taxes
Current operating income	$(4)	$85	$(3)	$1	$(1)	$78
Capital gains/losses	3	33	1	—	1	38
Deferred	(5)	(8)	13	—	2	2
Total provision (benefit) for income taxes	$(6)	$110	$11	$1	$2	$118

Operating income	$—	$215	$19	$1	$—	$235

Net income - current year	$6	$274	$20	$1	$3	$304

Net income - prior year	$3	$148	$22	$1	$1	$175
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2015

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,096	$—	$—	$—	$1,096
Life	—	—	68	—	—	68
Premiums ceded	—	(37)	(16)	—	—	(53)
Total earned premium	—	1,059	52	—	—	1,111
Investment income, net of expenses	12	91	37	—	—	140
Realized investment gains, net	8	50	1	—	1	60
Fee revenues	—	2	1	—	—	3
Other revenues	3	1	—	2	(4)	2
Total revenues	$23	$1,203	$91	$2	$(3)	$1,316

Benefits & expenses
Losses & contract holders' benefits	$—	$676	$72	$—	$—	$748
Reinsurance recoveries	—	(22)	(14)	—	—	(36)
Underwriting, acquisition and insurance expenses	—	324	16	—	—	340
Interest expense	13	—	—	—	—	13
Other operating expenses	6	—	—	1	(4)	3
Total expenses	$19	$978	$74	$1	$(4)	$1,068

Income before income taxes	$4	$225	$17	$1	$1	$248

Provision (benefit) for income taxes
Current operating income	$(4)	$52	$—	$1	$(1)	$48
Capital gains/losses	3	18	1	—	—	22
Deferred	(1)	(4)	6	—	1	2
Total provision (benefit) for income taxes	$(2)	$66	$7	$1	$—	$72

Operating income	$1	$127	$10	$—	$—	$138

Net income - current year	$6	$159	$10	$—	$1	$176

Net income (loss) - prior year	$(3)	$74	$13	$—	$—	$84
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Cincinnati Insurance Consolidated
Fixed maturities (fair value)			$6,435	$6,325	$6,260	$6,344	$6,215	$6,111
Equities (fair value)			3,108	3,108	3,195	3,121	3,094	3,022
Fixed maturities - pretax net unrealized gain			280	387	366	379	414	361
Equities - pretax net unrealized gain			1,297	1,397	1,478	1,387	1,434	1,349
Loss and loss expense reserves - STAT			4,357	4,302	4,158	4,112	4,129	4,037
Equity - GAAP			5,485	5,593	5,594	5,480	5,481	5,384
Surplus - STAT			4,419	4,436	4,472	4,364	4,332	4,308

The Cincinnati Life Insurance Company
Fixed maturities (fair value)			$3,176	$3,199	$3,126	$3,102	$3,091	$2,989
Equities (fair value)			8	9	9	8	8	14
Fixed maturities - pretax net unrealized gain			151	220	197	195	225	186
Equities - pretax net unrealized gain			3	4	3	3	3	6
Equity - GAAP			896	927	904	893	901	867
Surplus - STAT			217	219	223	228	224	232

CINF Second-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2015	2014	Change	% Change	2015	2014	Change	% Change
Underwriting income
Net premiums written	$1,142	$1,082	$60	6	$2,208	$2,119	$89	4
Unearned premiums increase	83	76	7	9	108	134	(26)	(19)
Earned premiums	$1,059	$1,006	$53	5	$2,100	$1,985	$115	6

Losses incurred	$558	$612	$(54)	(9)	$1,125	$1,178	$(53)	(4)
Allocated loss expenses incurred	39	39	—	—	99	90	9	10
Unallocated loss expenses incurred	57	56	1	2	119	115	4	3
Other underwriting expenses incurred	327	314	13	4	643	611	32	5
Workers compensation dividend incurred	3	4	(1)	(25)	7	8	(1)	(13)

Total underwriting deductions	$984	$1,025	$(41)	(4)	$1,993	$2,002	$(9)	—
Net underwriting profit (loss)	$75	$(19)	$94	nm	$107	$(17)	$124	nm

Investment income
Gross investment income earned	$94	$93	$1	1	$186	$184	$2	1
Net investment income earned	92	91	1	1	183	181	2	1
Net realized capital gains	34	22	12	55	60	28	32	114
Net investment gains (net of tax)	$126	$113	$13	12	$243	$209	$34	16

Other income	$2	$1	$1	100	$4	$3	$1	33

Net income before federal income taxes	$203	$95	$108	114	$354	$195	$159	82
Federal and foreign income taxes incurred	$53	$23	$30	130	$84	$40	$44	110
Net income (statutory)	$150	$72	$78	108	$270	$155	$115	74
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year losses greater than $5,000,000			$5	$12	$12	$7	$11	$—	$17	$12		$19		$30
Current accident year losses $1,000,000-$5,000,000			24	37	46	51	52	23	61	74		125		172
Large loss prior accident year reserve development			(4)	15	(14)	(6)	17	10	11	27		21		7
Total large losses incurred			$25	$64	$44	$52	$80	$33	$89	$113		$165		$209
Losses incurred but not reported			38	43	112	17	(17)	21	81	5		22		133
Other losses excluding catastrophe losses			417	418	365	432	436	427	835	863		1,295		1,660
Catastrophe losses			78	42	(13)	11	112	86	120	197		208		197
Total losses incurred			$558	$567	$508	$512	$611	$567	$1,125	$1,178		$1,690		$2,199
Commercial Lines
Current accident year losses greater than $5,000,000			$5	$12	$12	$7	$11	$—	$17	$12		$19		$30
Current accident year losses $1,000,000-$5,000,000			14	24	39	45	47	18	38	64		109		149
Large loss prior accident year reserve development			(4)	15	(11)	(7)	15	10	11	25		18		7
Total large losses incurred			$15	$51	$40	$45	$73	$28	$66	$101		$146		$186
Losses incurred but not reported			17	31	95	8	(35)	22	48	(12)		(4)		90
Other losses excluding catastrophe losses			274	272	240	282	292	282	546	574		856		1,096
Catastrophe losses			43	29	(10)	7	59	58	72	116		123		114
Total losses incurred			$349	$383	$365	$342	$389	$390	$732	$779		$1,121		$1,486
Personal Lines
Current accident year losses greater than $5,000,000			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1,000,000-$5,000,000			10	12	6	6	4	4	22	8		14		20
Large loss prior accident year reserve development			—	—	(3)	2	2	—	—	2		4		1
Total large losses incurred			$10	$12	$3	$8	$6	$4	$22	$10		$18		$21
Losses incurred but not reported			14	7	12	3	9	(5)	21	4		7		19
Other losses excluding catastrophe losses			136	134	119	144	138	138	270	276		420		539
Catastrophe losses			34	13	(4)	4	52	27	47	79		83		79
Total losses incurred			$194	$166	$130	$159	$205	$164	$360	$369		$528		$658
Excess & Surplus Lines
Current accident year losses greater than $5,000,000			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1,000,000-$5,000,000			—	1	1	—	1	1	1	2		2		3
Large loss prior accident year reserve development			—	—	—	(1)	—	—	—	—		(1)		(1)
Total large losses incurred			$—	$1	$1	$(1)	$1	$1	$1	$2		$1		$2
Losses incurred but not reported			7	5	5	6	9	4	12	13		19		24
Other losses excluding catastrophe losses			7	12	6	6	6	7	19	13		19		25
Catastrophe losses			1	—	1	—	1	1	1	2		2		4
Total losses incurred			$15	$18	$13	$11	$17	$13	$33	$30		$41		$55

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year losses greater than $5,000,000			0.5%	1.0%	1.0%	0.7%	1.1%	—%	0.8%	0.6%		0.6%		0.7%
Current accident year losses $1,000,000-$5,000,000			2.1	3.6	4.7	4.8	5.0	2.3	2.9	3.8		4.2		4.3
Large loss prior accident year reserve development			(0.3)	1.4	(1.4)	(0.5)	1.7	1.1	0.5	1.4		0.7		0.2
Total large loss ratio			2.3%	6.0%	4.3%	5.0%	7.8%	3.4%	4.2%	5.8%		5.5%		5.2%
Losses incurred but not reported			3.6	4.2	10.7	1.7	(1.6)	2.2	3.9	0.2		0.8		3.3
Other losses excluding catastrophe losses			39.6	40.1	35.2	42.3	43.4	43.6	39.8	43.5		43.0		41.0
Catastrophe losses			7.3	4.1	(1.1)	1.0	11.1	8.7	5.7	9.9		6.9		4.9
Total loss ratio			52.8%	54.4%	49.1%	50.0%	60.7%	57.9%	53.6%	59.4%		56.2%		54.4%
Commercial Lines
Current accident year losses greater than $5,000,000			0.7%	1.6%	1.5%	1.0%	1.6%	—%	1.2%	0.8%		0.9%		1.0%
Current accident year losses $1,000,000-$5,000,000			1.7	3.3	5.6	5.9	6.5	2.6	2.6	4.6		5.1		5.2
Large loss prior accident year reserve development			(0.5)	2.0	(1.5)	(0.9)	2.1	1.4	0.7	1.8		0.9		0.3
Total large loss ratio			1.9%	6.9%	5.6%	6.0%	10.2%	4.0%	4.5%	7.2%		6.9%		6.5%
Losses incurred but not reported			2.2	4.3	12.8	1.1	(4.8)	3.2	3.2	(0.9)		(0.2)		3.1
Other losses excluding catastrophe losses			37.0	37.1	32.6	39.6	41.0	40.6	37.0	40.8		40.2		38.4
Catastrophe losses			5.8	4.0	(1.1)	0.8	8.3	8.3	4.9	8.3		5.8		4.0
Total loss ratio			46.9%	52.3%	49.9%	47.5%	54.7%	56.1%	49.6%	55.4%		52.7%		52.0%
Personal Lines
Current accident year losses greater than $5,000,000			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1,000,000-$5,000,000			3.5	4.5	2.2	2.5	1.7	1.4	4.1	1.5		1.8		1.9
Large loss prior accident year reserve development			0.1	—	(1.1)	0.8	0.6	0.3	—	0.5		0.7		0.1
Total large loss ratio			3.6%	4.5%	1.1%	3.3%	2.3%	1.7%	4.1%	2.0%		2.5%		2.0%
Losses incurred but not reported			5.1	2.7	4.5	1.3	3.5	(2.0)	3.9	0.8		0.9		1.8
Other losses excluding catastrophe losses			50.0	49.9	44.8	54.1	53.6	54.5	49.8	54.0		54.1		51.9
Catastrophe losses			12.5	4.9	(1.5)	1.7	20.0	10.6	8.7	15.4		10.7		7.6
Total loss ratio			71.2%	62.0%	48.9%	60.4%	79.4%	64.8%	66.5%	72.2%		68.2%		63.3%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1,000,000-$5,000,000			—	2.5	3.3	—	3.1	3.2	1.2	3.1		1.9		2.3
Large loss prior accident year reserve development			—	—	(1.8)	(1.3)	—	(0.3)	—	(0.1)		(0.5)		(0.9)
Total large loss ratio			—%	2.5%	1.5%	(1.3)%	3.1%	2.9%	1.2%	3.0%		1.4%		1.4%
Losses incurred but not reported			18.3	11.8	12.4	14.6	25.7	13.1	15.1	19.6		17.7		16.4
Other losses excluding catastrophe losses			17.5	29.9	17.7	15.3	15.1	21.6	23.5	18.3		17.1		17.2
Catastrophe losses			0.4	0.8	2.9	(0.7)	2.7	3.0	0.6	2.8		1.4		1.8
Total loss ratio			36.2%	45.0%	34.5%	27.9%	46.6%	40.6%	40.4%	43.7%		37.6%		36.8%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Second-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year reported losses greater than $5,000,000			1	2	2	1	2	—	3	2		3		5
Current accident year reported losses $1,000,000 - $5,000,000			14	27	31	31	34	15	42	52		83		120
Prior accident year reported losses on large losses			9	15	4	13	10	8	27	18		26		32
Non-Catastrophe reported losses on large losses total			24	44	37	45	46	23	72	72		112		157
Commercial Lines
Current accident year reported losses greater than $5,000,000			1	2	2	1	2	—	3	2		3		5
Current accident year reported losses $1,000,000 - $5,000,000			9	18	27	24	30	11	26	43		68		99
Prior accident year reported losses on large losses			9	14	3	11	9	7	26	17		23		28
Non-Catastrophe reported losses on large losses total			19	34	32	36	41	18	55	62		94		132
Personal Lines
Current accident year reported losses greater than $5,000,000			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1,000,000 - $5,000,000			5	8	3	6	3	3	15	7		13		18
Prior accident year reported losses on large losses			—	1	—	2	1	1	1	1		3		3
Non-Catastrophe reported losses on large losses total			5	9	3	8	4	4	16	8		16		21
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1,000,000 - $5,000,000			—	1	1	1	1	1	1	2		2		3
Prior accident year reported losses on large losses			—	—	1	—	—	—	—	—		—		1
Non-Catastrophe reported losses on large losses total			—	1	2	1	1	1	1	2		2		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Six Months Ended June 30, 2015
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2015	2014
										Total	Total

OH	$84.7	$69.2	$42.0	$—	$18.9	$63.7	$54.4	$17.6	$7.5	$358.0	$351.0	4.4	(1.2)	5.1	2.2
IL	35.1	28.1	15.7	27.8	7.4	16.0	15.0	4.3	6.5	155.9	157.8	(2.2)	(0.5)	16.4	(1.2)
IN	29.7	27.3	16.6	16.9	6.8	16.7	18.0	4.1	5.4	141.5	137.8	3.3	(1.6)	3.5	1.9
PA	32.7	23.5	21.3	27.4	6.1	6.8	5.4	2.1	4.3	129.6	127.7	(0.1)	6.3	39.1	1.5
GA	20.3	20.0	14.0	7.1	6.7	20.3	21.8	5.4	5.4	121.0	115.0	4.2	5.5	18.2	5.3
MI	22.8	19.0	11.6	10.4	6.1	23.1	16.1	2.7	4.1	115.9	109.9	(0.5)	14.8	23.8	5.3
NC	22.1	24.0	12.0	9.5	6.9	16.6	13.5	4.0	3.4	112.0	107.3	(0.2)	16.6	2.5	4.4
TN	19.6	19.1	11.4	5.0	5.9	9.5	11.3	3.0	2.2	87.0	85.3	(0.5)	8.7	4.1	1.9
KY	14.2	16.7	10.1	2.0	3.3	13.9	12.9	3.1	2.7	78.9	76.9	2.0	2.5	13.2	2.5
AL	14.2	17.4	6.8	0.5	4.6	10.4	16.9	3.4	4.1	78.3	77.0	(0.4)	3.8	8.0	1.7
VA	18.3	15.8	11.6	9.5	5.1	5.9	5.1	1.6	2.7	75.6	74.8	—	7.5	(2.9)	1.0
MN	18.2	13.2	6.5	7.0	2.7	9.2	9.3	2.6	2.5	71.2	62.8	12.7	12.2	32.6	13.2
WI	17.1	12.9	8.2	16.5	3.5	4.5	4.6	1.8	1.5	70.6	72.4	(2.7)	1.0	(18.5)	(2.6)
TX	23.5	14.4	14.7	0.7	2.2	—	—	—	8.4	63.9	62.3	0.2	(39.8)	21.7	2.6
MO	15.3	16.0	7.9	7.6	3.3	3.3	4.6	1.0	3.6	62.6	61.1	1.7	5.3	9.1	2.6
MD	10.7	6.4	8.0	6.5	1.9	3.9	3.1	0.9	1.5	42.9	39.2	4.9	31.5	16.9	9.4
IA	10.0	9.9	4.3	8.5	3.0	2.4	2.8	0.8	1.1	42.8	44.2	(3.5)	(1.0)	4.0	(3.0)
NY	17.2	8.6	6.4	1.6	1.9	2.3	1.1	0.3	1.4	40.8	38.5	3.7	42.4	—	6.1
AR	5.6	9.7	3.8	1.3	2.8	5.0	5.6	1.3	1.4	36.5	34.2	1.8	15.3	9.4	6.2
FL	13.4	8.6	4.8	0.6	1.5	2.3	0.7	0.4	3.3	35.6	39.3	4.1	(63.4)	49.9	(9.1)
AZ	8.6	4.7	5.9	3.2	1.5	3.0	2.1	0.8	1.8	31.6	29.6	0.7	31.0	38.1	7.0
UT	9.2	4.9	6.3	0.2	1.9	4.2	2.2	0.5	1.5	30.9	27.4	9.3	14.3	54.4	11.9
SC	6.2	5.7	4.1	1.8	2.2	4.8	3.2	0.9	1.6	30.5	27.5	3.7	25.2	41.0	10.8
KS	6.2	7.3	3.4	3.9	1.9	2.5	3.6	0.7	0.7	30.2	29.8	1.5	(3.2)	56.2	1.4
CO	9.3	5.1	6.0	0.4	1.0	—	0.2	—	3.2	25.2	22.4	9.5	14.1	40.0	12.7
MT	9.4	4.9	4.9	—	0.9	1.3	1.5	0.3	0.4	23.6	21.0	13.5	9.1	(9.5)	12.4
NE	5.2	5.5	2.7	5.0	1.3	0.4	0.5	0.1	1.0	21.7	19.5	14.2	(1.3)	(10.7)	11.9
ID	7.1	4.2	4.2	0.1	1.1	1.7	1.1	0.3	0.8	20.6	19.3	5.2	14.5	2.9	6.4
OR	5.6	3.5	3.8	0.1	1.1	1.3	0.6	0.2	2.5	18.7	13.5	32.4	102.4	40.1	38.7
WV	5.5	4.6	3.7	1.1	0.7	—	0.2	0.1	1.5	17.4	18.3	(4.9)	(14.8)	3.7	(4.4)
VT	2.5	2.3	1.4	3.2	1.0	0.7	0.7	0.2	0.4	12.4	12.9	(3.7)	1.8	(17.9)	(3.6)
ND	4.7	3.3	2.3	—	0.7	0.4	0.4	0.1	0.2	12.1	12.4	(1.6)	2.1	(31.7)	(1.9)
NM	4.3	2.2	2.5	0.6	0.8	—	—	—	0.4	10.8	8.6	25.8	(35.0)	9.1	25.0
WA	3.6	2.5	2.5	—	1.0	—	—	—	0.9	10.5	9.7	6.4	(200.7)	26.4	7.8
NH	2.1	1.8	1.1	1.8	0.3	0.9	0.8	0.3	0.3	9.4	9.4	1.0	(1.9)	(6.4)	0.1
CT	2.1	2.1	1.2	0.8	0.4	0.5	0.5	0.2	0.3	8.1	5.1	39.2	664.4	81.7	59.1
DE	2.7	1.6	1.5	1.1	0.5	—	—	—	0.2	7.6	6.4	19.4	(100.0)	60.5	20.4
SD	1.5	1.8	1.0	1.5	0.5	—	—	—	0.3	6.6	7.4	(9.7)	67.2	(5.6)	(9.6)
WY	1.3	1.2	0.7	—	0.3	—	—	—	0.3	3.8	3.2	18.9	23.5	11.0	18.3
All Other	2.7	1.1	1.7	3.6	1.1	—	—	—	0.6	10.8	10.8	1.0	20.9	25.4	2.3
Total	$544.5	$450.1	$298.6	$194.8	$120.8	$257.5	$239.8	$65.1	$91.9	$2,263.1	$2,188.7	2.4	4.4	15.4	3.4
Other Direct	—	1.0	2.2	3.6	—	5.6	0.1	—	—	12.5	11.3	9.3	11.0	nm	10.0
Total Direct	$544.5	$451.1	$300.8	$198.4	$120.8	$263.1	$239.9	$65.1	$91.9	$2,275.6	$2,200.0	2.5	4.5	15.4	3.4
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Second-Quarter 2015 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Commercial casualty:
Written premiums			$274	$266	$234	$228	$249	$258	$540	$507		$735		$969
Earned premiums			252	244	243	237	234	224	496	458		695		938
Current accident year before catastrophe losses			59.6%	59.2%	59.2%	60.2%	61.7%	56.3%	59.4%	59.1%		59.4%		59.4%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(9.1)	1.1	12.1	(3.6)	(10.5)	3.6	(4.1)	(3.6)		(3.6)		0.5
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			50.5%	60.3%	71.3%	56.6%	51.2%	59.9%	55.3%	55.5%		55.8%		59.9%
Commercial property:
Written premiums			$218	$206	$192	$194	$197	$193	$424	$390		$584		$776
Earned premiums			201	196	191	186	180	171	399	351		537		728
Current accident year before catastrophe losses			42.1%	53.6%	45.7%	54.3%	50.8%	53.4%	47.8%	52.1%		52.9%		51.0%
Current accident year catastrophe losses			19.6	16.7	0.5	5.2	25.8	27.7	18.2	26.7		19.3		14.3
Prior accident years before catastrophe losses			(2.0)	(1.9)	1.8	(3.1)	(9.8)	(0.6)	(2.0)	(5.3)		(4.6)		(2.9)
Prior accident years catastrophe losses			0.1	(3.8)	(2.7)	(1.3)	(2.3)	(0.9)	(1.8)	(1.6)		(1.5)		(1.8)
Total loss and loss expense ratio			59.8%	64.6%	45.3%	55.1%	64.5%	79.6%	62.2%	71.9%		66.1%		60.6%
Commercial auto:
Written premiums			$149	$149	$131	$128	$144	$145	$298	$289		$417		$548
Earned premiums			139	136	137	133	132	126	275	258		391		528
Current accident year before catastrophe losses			75.8%	72.3%	65.6%	69.1%	72.1%	68.0%	74.1%	70.0%		69.8%		68.7%
Current accident year catastrophe losses			1.3	—	(0.1)	(0.6)	4.1	—	0.7	2.1		1.2		0.9
Prior accident years before catastrophe losses			8.3	8.6	11.2	9.3	9.0	(0.2)	8.4	4.5		6.1		7.4
Prior accident years catastrophe losses			(0.2)	(0.1)	—	—	—	(0.2)	(0.2)	(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio			85.2%	80.8%	76.7%	77.8%	85.2%	67.6%	83.0%	76.5%		77.0%		76.9%
Workers' compensation:
Written premiums			$89	$104	$81	$86	$92	$106	$193	$198		$284		$365
Earned premiums			90	93	90	93	95	92	183	187		280		370
Current accident year before catastrophe losses			77.6%	71.5%	75.9%	75.0%	83.2%	76.8%	74.5%	80.0%		78.4%		77.8%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(44.8)	(16.1)	(7.5)	(16.1)	(21.2)	(10.3)	(30.3)	(15.8)		(15.9)		(13.9)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			32.8%	55.4%	68.4%	58.9%	62.0%	66.5%	44.2%	64.2%		62.5%		63.9%
Other commercial:
Written premiums			$55	$58	$61	$68	$66	$69	$113	$135		$203		$264
Earned premiums			61	64	69	71	73	79	125	152		223		292
Current accident year before catastrophe losses			42.7%	54.4%	58.5%	50.2%	59.6%	46.7%	48.6%	52.9%		52.0%		53.4%
Current accident year catastrophe losses			3.4	9.7	(2.7)	2.0	17.8	17.9	6.6	17.9		12.8		9.2
Prior accident years before catastrophe losses			(13.6)	(0.2)	(13.8)	(5.6)	(4.2)	3.5	(6.7)	(0.2)		(1.9)		(4.8)
Prior accident years catastrophe losses			1.2	(2.6)	(1.2)	(0.8)	0.8	(1.3)	(0.7)	(0.3)		(0.5)		(0.7)
Total loss and loss expense ratio			33.7%	61.3%	40.8%	45.8%	74.0%	66.8%	47.8%	70.3%		62.4%		57.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2015 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Personal auto:
Written premiums			$142	$114	$114	$135	$133	$107	$256	$240		$375		$489
Earned premiums			125	123	122	121	117	116	248	233		354		476
Current accident year before catastrophe losses			79.7%	81.6%	70.2%	73.9%	80.5%	79.5%	80.8%	80.1%		77.9%		76.0%
Current accident year catastrophe losses			2.3	0.2	(1.2)	1.1	4.9	0.5	1.2	2.7		2.2		1.3
Prior accident years before catastrophe losses			5.8	3.0	2.8	2.0	(1.7)	(3.4)	4.4	(2.6)		(1.0)		—
Prior accident years catastrophe losses			(0.1)	(0.2)	—	—	(0.2)	(0.4)	(0.3)	(0.3)		(0.2)		(0.2)
Total loss and loss expense ratio			87.7%	84.6%	71.8%	77.0%	83.5%	76.2%	86.1%	79.9%		78.9%		77.1%
Homeowner:
Written premiums			$132	$98	$107	$123	$128	$98	$230	$226		$349		$456
Earned premiums			114	114	113	110	111	109	228	220		330		443
Current accident year before catastrophe losses			52.9%	55.5%	44.3%	51.1%	59.5%	61.3%	54.1%	60.4%		57.4%		54.0%
Current accident year catastrophe losses			25.6	12.3	(0.9)	4.8	41.5	28.3	19.0	35.0		25.0		18.3
Prior accident years before catastrophe losses			(2.4)	(5.1)	(0.2)	(0.7)	3.6	(6.5)	(3.7)	(1.4)		(1.2)		(0.9)
Prior accident years catastrophe losses			(0.3)	(1.2)	(1.2)	(1.2)	(0.9)	(5.4)	(0.7)	(3.2)		(2.6)		(2.2)
Total loss and loss expense ratio			75.8%	61.5%	42.0%	54.0%	103.7%	77.7%	68.7%	90.8%		78.6%		69.2%
Other personal:
Written premiums			$35	$29	$28	$36	$33	$26	$64	$59		$95		$123
Earned premiums			33	31	31	32	30	29	64	59		91		122
Current accident year before catastrophe losses			58.2%	49.6%	44.3%	59.3%	42.3%	46.5%	53.9%	44.3%		49.6%		48.3%
Current accident year catastrophe losses			8.4	2.8	0.5	0.4	7.9	7.8	5.6	7.8		5.2		4.0
Prior accident years before catastrophe losses			(4.9)	1.1	(1.3)	17.3	(5.4)	(1.9)	(1.9)	(3.6)		3.8		2.5
Prior accident years catastrophe losses			0.0	(0.8)	(0.1)	(0.4)	(0.5)	0.2	(0.4)	(0.1)		(0.2)		(0.2)
Total loss and loss expense ratio			61.7%	52.7%	43.4%	76.6%	44.3%	52.6%	57.2%	48.4%		58.4%		54.6%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Excess & Surplus:
Written premiums			$46	$42	$39	$39	$40	$35	$88	$75		$114		$153
Earned premiums			42	40	39	42	34	33	82	67		109		148
Current accident year before catastrophe losses			69.3%	72.1%	62.1%	57.8%	75.4%	80.6%	70.7%	77.9%		70.2%		68.1%
Current accident year catastrophe losses			0.6	1.2	2.9	(0.7)	2.3	3.0	0.9	2.6		1.4		1.8
Prior accident years before catastrophe losses			(20.2)	(13.6)	(16.1)	(15.4)	(21.3)	(27.1)	(17.0)	(24.1)		(20.8)		(19.6)
Prior accident years catastrophe losses			(0.1)	(0.3)	0.1	0.1	0.6	0.1	(0.2)	0.4		0.2		0.2
Total loss and loss expense ratio			49.6%	59.4%	49.0%	41.8%	57.0%	56.6%	54.4%	56.8%		51.0%		50.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Second-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2015
Commercial casualty	$124	$70	$194	$54	$18	$9	$81	$178	$18	$79	$275
Commercial property	209	18	227	32	4	—	36	241	4	18	263
Commercial auto	154	27	181	7	29	12	48	161	29	39	229
Workers' compensation	90	19	109	(12)	(1)	(8)	(21)	78	(1)	11	88
Other commercial	65	11	76	(18)	(1)	2	(17)	47	(1)	13	59
Total commercial lines	642	145	787	63	49	15	127	705	49	160	914

Personal auto	155	29	184	3	22	5	30	158	22	34	214
Homeowners	123	13	136	21	1	(1)	21	144	1	12	157
Other personal	28	2	30	1	6	—	7	29	6	2	37
Total personal lines	306	44	350	25	29	4	58	331	29	48	408

Commercial casualty & property	12	8	20	8	12	4	24	20	12	12	44
Total excess & surplus lines	12	8	20	8	12	4	24	20	12	12	44
Total property casualty	$960	$197	$1,157	$96	$90	$23	$209	$1,056	$90	$220	$1,366

Ceded loss and loss expense incurred for the six months ended June 30, 2015
Commercial casualty	$2	$2	$4	$(4)	$1	$—	$(3)	$(2)	$1	$2	$1
Commercial property	—	—	—	17	—	—	17	17	—	—	17
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	5	—	5	1	(1)	—	—	6	(1)	—	5
Other commercial	3	—	3	(4)	—	—	(4)	(1)	—	—	(1)
Total commercial lines	10	2	12	11	—	—	11	21	—	2	23

Personal auto	1	—	1	(1)	—	—	(1)	—	—	—	—
Homeowners	1	—	1	—	—	—	—	1	—	—	1
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	2	—	2	(1)	—	—	(1)	1	—	—	1

Commercial casualty & property	(1)	—	(1)	1	(1)	—	—	—	(1)	—	(1)
Total excess & surplus lines	(1)	—	(1)	1	(1)	—	—	—	(1)	—	(1)
Total property casualty	$11	$2	$13	$11	$(1)	$—	$10	$22	$(1)	$2	$23

Net loss and loss expense incurred for the six months ended June 30, 2015
Commercial casualty	$122	$68	$190	$58	$17	$9	$84	$180	$17	$77	$274
Commercial property	209	18	227	15	4	—	19	224	4	18	246
Commercial auto	154	27	181	6	29	12	47	160	29	39	228
Workers' compensation	85	19	104	(13)	—	(8)	(21)	72	—	11	83
Other commercial	62	11	73	(14)	(1)	2	(13)	48	(1)	13	60
Total commercial lines	632	143	775	52	49	15	116	684	49	158	891

Personal auto	154	29	183	4	22	5	31	158	22	34	214
Homeowners	122	13	135	21	1	(1)	21	143	1	12	156
Other personal	28	2	30	1	6	—	7	29	6	2	37
Total personal lines	304	44	348	26	29	4	59	330	29	48	407

Commercial casualty & property	13	8	21	7	13	4	24	20	13	12	45
Total excess & surplus lines	13	8	21	7	13	4	24	20	13	12	45
Total property casualty	$949	$195	$1,144	$85	$91	$23	$199	$1,034	$91	$218	$1,343

CINF Second-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2015
Commercial casualty	$73	$36	$109	$21	$3	$(5)	$19	$94	$3	$31	$128
Commercial property	113	8	121	5	13	(2)	16	118	13	6	137
Commercial auto	76	13	89	3	17	9	29	79	17	22	118
Other commercial	45	9	54	(5)	(13)	(2)	(20)	40	(13)	7	34
Specialty packages	28	5	33	(9)	—	(4)	(13)	19	—	1	20
Total commercial lines	335	71	406	15	20	(4)	31	350	20	67	437

Personal auto	78	14	92	1	15	2	18	79	15	16	110
Homeowners	76	7	83	4	—	(1)	3	80	—	6	86
Other personal	11	1	12	2	6	—	8	13	6	1	20
Total personal lines	165	22	187	7	21	1	29	172	21	23	216

Commercial casualty & property	8	4	12	1	8	2	11	9	8	6	23
Total excess & surplus lines	8	4	12	1	8	2	11	9	8	6	23
Total property casualty	$508	$97	$605	$23	$49	$(1)	$71	$531	$49	$96	$676

Ceded loss and loss expense incurred for the three months ended June 30, 2015
Commercial casualty	$2	$1	$3	$(2)	$—	$—	$(2)	$—	$—	$1	$1
Commercial property	—	—	—	18	—	—	18	18	—	—	18
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	2	—	2	1	(1)	—	—	3	(1)	—	2
Other commercial	2	—	2	(3)	—	—	(3)	(1)	—	—	(1)
Total commercial lines	6	1	7	14	(1)	—	13	20	(1)	1	20

Personal auto	—	(1)	(1)	—	—	—	—	—	—	(1)	(1)
Homeowners	1	—	1	—	—	—	—	1	—	—	1
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	(1)	—	—	—	—	—	1	—	(1)	—

Commercial casualty & property	—	—	—	1	1	—	2	1	1	—	2
Total excess & surplus lines	—	—	—	1	1	—	2	1	1	—	2
Total property casualty	$7	$—	$7	$15	$—	$—	$15	$22	$—	$—	$22

Net loss and loss expense incurred for the three months ended June 30, 2015
Commercial casualty	$71	$35	$106	$23	$3	$(5)	$21	$94	$3	$30	$127
Commercial property	113	8	121	(13)	13	(2)	(2)	100	13	6	119
Commercial auto	76	13	89	3	17	9	29	79	17	22	118
Workers' compensation	43	9	52	(6)	(12)	(2)	(20)	37	(12)	7	32
Other commercial	26	5	31	(6)	—	(4)	(10)	20	—	1	21
Total commercial lines	329	70	399	1	21	(4)	18	330	21	66	417

Personal auto	78	15	93	1	15	2	18	79	15	17	111
Homeowners	75	7	82	4	—	(1)	3	79	—	6	85
Other personal	11	1	12	2	6	—	8	13	6	1	20
Total personal lines	164	23	187	7	21	1	29	171	21	24	216

Commercial casualty & property	8	4	12	—	7	2	9	8	7	6	21
Total excess & surplus lines	8	4	12	—	7	2	9	8	7	6	21
Total property casualty	$501	$97	$598	$8	$49	$(1)	$56	$509	$49	$96	$654

CINF Second-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums			$1,018	$983	$906	$958	$974	$956	$2,001	$1,930		$2,888		$3,794
Agency new business written premiums			138	116	122	125	133	123	254	256		381		503
Other written premiums			(14)	(33)	(41)	(46)	(25)	(42)	(47)	(67)		(113)		(154)
Net written premiums – statutory*			$1,142	$1,066	$987	$1,037	$1,082	$1,037	$2,208	$2,119		$3,156		$4,143
Unearned premium change			(83)	(25)	48	(12)	(76)	(58)	(108)	(134)		(146)		(98)
Earned premiums			$1,059	$1,041	$1,035	$1,025	$1,006	$979	$2,100	$1,985		$3,010		$4,045
Year over year change %
Agency renewal written premiums			5%	3%	6%	5%	11%	13%	4%	12%		9%		9%
Agency new business written premiums			4	(6)	(5)	(11)	(4)	(9)	(1)	(7)		(8)		(7)
Other written premiums			44	21	45	(84)	26	(320)	30	(52)		(64)		(8)
Net written premiums – statutory*			6	3	9	1	10	7	4	8		6		6
Paid losses and loss expenses
Losses paid			$501	$448	$478	$543	$517	$484	$949	$1,001		$1,543		$2,021
Loss expenses paid			97	98	98	96	98	100	195	198		295		392
Loss and loss expenses paid			$598	$546	$576	$639	$615	$584	$1,144	$1,199		$1,838		$2,413
Incurred losses and loss expenses
Loss and loss expense incurred			$654	$689	$622	$622	$707	$676	$1,343	$1,383		$2,005		$2,627
Loss and loss expenses paid as a % of incurred			91.4%	79.2%	92.6%	102.7%	87.0%	86.4%	85.2%	86.7%		91.7%		91.9%
Statutory combined ratio
Loss ratio			52.7%	54.4%	49.0%	50.0%	60.7%	57.9%	53.6%	59.4%		56.2%		54.4%
Loss adjustment expense ratio			9.1	11.7	11.1	10.7	9.5	11.2	10.3	10.3		10.4		10.6
Net underwriting expense ratio			28.9	30.0	31.7	30.6	29.4	29.0	29.4	29.2		29.7		30.1
Statutory combined ratio			90.7%	96.1%	91.8%	91.3%	99.6%	98.1%	93.3%	98.9%		96.3%		95.1%
Contribution from catastrophe losses			7.5	4.1	(0.9)	1.2	11.4	8.9	5.8	10.2		7.1		5.1
Statutory combined ratio excl. catastrophe losses			83.2%	92.0%	92.7%	90.1%	88.2%	89.2%	87.5%	88.7%		89.2%		90.0%
GAAP combined ratio
GAAP combined ratio			92.4%	97.5%	90.4%	91.0%	100.9%	100.3%	94.9%	100.6%		97.3%		95.6%
Contribution from catastrophe losses			7.5	4.1	(0.9)	1.2	11.4	8.9	5.8	10.2		7.1		5.1
GAAP combined ratio excl. catastrophe losses			84.9%	93.4%	91.3%	89.8%	89.5%	91.4%	89.1%	90.4%		90.2%		90.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums			$699	$730	$645	$651	$669	$713	$1,429	$1,382		$2,033		$2,678
Agency new business written premiums			93	79	86	89	95	90	172	185		274		360
Other written premiums			(5)	(26)	(32)	(36)	(16)	(32)	(31)	(48)		(84)		(116)
Net written premiums – statutory*			$787	$783	$699	$704	$748	$771	$1,570	$1,519		$2,223		$2,922
Unearned premium change			(42)	(50)	31	16	(34)	(79)	(92)	(113)		(97)		(66)
Earned premiums			$745	$733	$730	$720	$714	$692	$1,478	$1,406		$2,126		$2,856
Year over year change %
Agency renewal written premiums			4%	2%	6%	3%	11%	13%	3%	12%		9%		8%
Agency new business written premiums			(2)	(12)	(7)	(13)	(4)	(7)	(7)	(6)		(8)		(8)
Other written premiums			69	19	49	(140)	33	nm	35	(100)		(115)		(14)
Net written premiums – statutory*			5	2	10	(2)	10	6	3	8		5		6
Paid losses and loss expenses
Losses paid			$329	$303	$325	$368	$347	$327	$632	$674		$1,041		$1,366
Loss expenses paid			71	73	75	74	75	76	144	151		226		300
Loss and loss expenses paid			$400	$376	$400	$442	$422	$403	$776	$825		$1,267		$1,666
Incurred losses and loss expenses
Loss and loss expense incurred			$417	$474	$454	$428	$461	$469	$891	$930		$1,358		$1,812
Loss and loss expenses paid as a % of incurred			95.9%	79.3%	88.1%	103.3%	91.5%	85.9%	87.1%	88.7%		93.3%		91.9%
Statutory combined ratio
Loss ratio			46.9%	52.2%	49.9%	47.5%	54.7%	56.1%	49.6%	55.4%		52.8%		52.0%
Loss adjustment expense ratio			9.1	12.5	12.4	11.9	9.8	11.8	10.7	10.8		11.1		11.5
Net underwriting expense ratio			29.9	29.9	32.5	32.2	30.5	28.5	29.9	29.5		30.3		30.8
Statutory combined ratio			85.9%	94.6%	94.8%	91.6%	95.0%	96.4%	90.2%	95.7%		94.2%		94.3%
Contribution from catastrophe losses			5.9	4.0	(1.0)	1.0	8.6	8.5	5.0	8.5		6.0		4.3
Statutory combined ratio excl. catastrophe losses			80.0%	90.6%	95.8%	90.6%	86.4%	87.9%	85.2%	87.2%		88.2%		90.0%
GAAP combined ratio
GAAP combined ratio			87.2%	96.6%	93.6%	90.7%	96.3%	99.9%	91.9%	98.1%		95.6%		95.1%
Contribution from catastrophe losses			5.9	4.0	(1.0)	1.0	8.6	8.5	5.0	8.5		6.0		4.3
GAAP combined ratio excl. catastrophe losses			81.3%	92.6%	94.6%	89.7%	87.7%	91.4%	86.9%	89.6%		89.6%		90.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums			$285	$223	$233	$278	$276	$218	$508	$494		$772		$1,005
Agency new business written premiums			30	24	24	23	24	21	54	45		68		92
Other written premiums			(6)	(6)	(8)	(7)	(6)	(8)	(12)	(14)		(21)		(29)
Net written premiums – statutory*			$309	$241	$249	$294	$294	$231	$550	$525		$819		$1,068
Unearned premium change			(37)	27	17	(31)	(36)	23	(10)	(13)		(44)		(27)
Earned premiums			$272	$268	$266	$263	$258	$254	$540	$512		$775		$1,041
Year over year change %
Agency renewal written premiums			3%	2%	4%	8%	10%	12%	3%	11%		10%		8%
Agency new business written premiums			25	14	0	(18)	(20)	(25)	20	(22)		(21)		(16)
Other written premiums			—	25	11	13	25	—	14	13		13		12
Net written premiums – statutory*			5	4	4	6	8	7	5	8		7		6
Paid losses and loss expenses
Losses paid			$165	$139	$147	$170	$167	$152	$304	$319		$489		$636
Loss expenses paid			22	22	21	19	20	21	44	41		60		81
Loss and loss expenses paid			$187	$161	$168	$189	$187	$173	$348	$360		$549		$717
Incurred losses and loss expenses
Loss and loss expense incurred			$216	$191	$148	$177	$227	$188	$407	$415		$592		$740
Loss and loss expenses paid as a % of incurred			86.6%	84.3%	113.5%	106.8%	82.4%	92.0%	85.5%	86.7%		92.7%		96.9%
Statutory combined ratio
Loss ratio			71.1%	61.9%	48.9%	60.5%	79.4%	64.8%	66.6%	72.2%		68.2%		63.3%
Loss adjustment expense ratio			8.5	9.1	6.9	6.9	8.3	9.3	8.8	8.8		8.1		7.8
Net underwriting expense ratio			26.2	30.4	29.3	26.3	26.6	30.5	28.0	28.3		27.6		28.0
Statutory combined ratio			105.8%	101.4%	85.1%	93.7%	114.3%	104.6%	103.3%	109.3%		103.9%		99.1%
Contribution from catastrophe losses			12.6	4.9	(1.4)	2.0	20.4	10.8	8.8	15.7		11.0		7.8
Statutory combined ratio excl. catastrophe losses			93.2%	96.5%	86.5%	91.7%	93.9%	93.8%	94.5%	93.6%		92.9%		91.3%
GAAP combined ratio
GAAP combined ratio			109.2%	101.4%	83.7%	95.0%	115.8%	103.0%	105.3%	109.4%		104.5%		99.2%
Contribution from catastrophe losses			12.6	4.9	(1.4)	2.0	20.4	10.8	8.8	15.7		11.0		7.8
GAAP combined ratio excl. catastrophe losses			96.6%	96.5%	85.1%	93.0%	95.4%	92.2%	96.5%	93.7%		93.5%		91.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums			$34	$30	$28	$29	$29	$25	$64	$54		$83		$111
Agency new business written premiums			15	13	12	13	14	12	28	26		39		51
Other written premiums			(3)	(1)	(1)	(3)	(3)	(2)	(4)	(5)		(8)		(9)
Net written premiums – statutory*			$46	$42	$39	$39	$40	$35	$88	$75		$114		$153
Unearned premium change			(4)	(2)	0	3	(6)	(2)	(6)	(8)		(5)		(5)
Earned premiums			$42	$40	$39	$42	$34	$33	$82	$67		$109		$148
Year over year change %
Agency renewal written premiums			17%	20%	17%	16%	12%	32%	19%	20%		19%		18%
Agency new business written premiums			7	8	0	18	56	20	8	37		30		21
Other written premiums			—	50	50	(50)	(50)	0	20	(25)		(33)		(13)
Net written premiums – statutory*			15	20	15	15	21	30	17	25		21		20
Paid losses and loss expenses
Losses paid			$8	$5	$6	$5	$3	$5	$13	$8		$13		$19
Loss expenses paid			3	4	2	3	3	3	7	6		9		11
Loss and loss expenses paid			$11	$9	$8	$8	$6	$8	$20	$14		$22		$30
Incurred losses and loss expenses
Loss and loss expense incurred			$21	$24	$20	$17	$19	$19	$45	$38		$55		$75
Loss and loss expenses paid as a % of incurred			52.4%	37.5%	40.0%	47.1%	31.6%	42.1%	44.4%	36.8%		40.0%		40.0%
Statutory combined ratio
Loss ratio			36.1%	44.9%	34.4%	27.9%	46.6%	40.6%	40.4%	43.7%		37.6%		36.8%
Loss adjustment expense ratio			13.5	14.5	14.6	13.9	10.4	0.1	14.0	13.1		13.4		13.7
Net underwriting expense ratio			29.1	29.9	31.4	34.0	29.1	30.4	29.5	29.7		31.2		31.3
Statutory combined ratio			78.7%	89.3%	80.4%	75.8%	86.1%	71.1%	83.9%	86.5%		82.2%		81.8%
Contribution from catastrophe losses			0.5	0.9	3.0	(0.6)	2.9	3.1	0.7	3.0		1.6		2.0
Statutory combined ratio excl. catastrophe losses			78.2%	88.4%	77.4%	76.4%	83.2%	68.0%	83.2%	83.5%		80.6%		79.8%
GAAP combined ratio
GAAP combined ratio			76.0%	88.3%	77.8%	70.2%	85.0%	86.9%	82.1%	85.9%		79.9%		79.4%
Contribution from catastrophe losses			0.5	0.9	3.0	(0.6)	2.9	3.1	0.7	3.0		1.6		2.0
GAAP combined ratio excl. catastrophe losses			75.5%	87.4%	74.8%	70.8%	82.1%	83.8%	81.4%	82.9%		78.3%		77.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2015 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2015	2014	Change	% Change	2015	2014	Change	% Change
Net premiums written	$64	$65	$(1)	(2)	$125	$123	$2	2
Net investment income	38	37	1	3	76	74	2	3
Amortization of interest maintenance reserve	1	2	(1)	(50)	2	2	—	—
Commissions and expense allowances on reinsurance ceded	2	1	1	100	3	3	—	—
Income from fees associated with Separate Accounts	1	2	(1)	(50)	2	3	(1)	(33)
Total revenues	$106	$107	$(1)	(1)	$208	$205	$3	1

Death benefits and matured endowments	$21	$22	$(1)	(5)	$46	$48	$(2)	(4)
Annuity benefits	15	16	(1)	(6)	30	30	—	—
Disability benefits and benefits under accident and health contracts	1	1	—	—	1	1	—	—
Surrender benefits and group conversions	4	6	(2)	(33)	8	11	(3)	(27)
Interest and adjustments on deposit-type contract funds	3	3	—	—	5	5	—	—
Increase in aggregate reserves for life and accident and health contracts	44	47	(3)	(6)	85	88	(3)	(3)
Payments on supplementary contracts with life contingencies	—	—	—	nm	—	—	—	nm
Total benefit expenses	$88	$95	$(7)	(7)	$175	$183	$(8)	(4)

Commissions	$10	$10	$—	—	$18	$19	$(1)	(5)
General insurance expenses and taxes	11	10	1	10	21	20	1	5
Increase in loading on deferred and uncollected premiums	(2)	(2)	—	—	—	(3)	3	100
Net transfers from Separate Accounts	—	(4)	4	100	—	(4)	4	100
Other deductions	—	—	—	nm	—	—	—	nm
Total underwriting expenses	$19	$14	$5	36	$39	$32	$7	22

Federal and foreign income tax benefit	(1)	(1)	—	—	(3)	(3)	—	—

Net loss from operations before realized capital gains	$—	$(1)	$1	100	$(3)	$(7)	$4	57

Net realized gains net of capital gains tax	(1)	—	(1)	nm	(1)	—	(1)	nm

Net loss (statutory)	$(1)	$(1)	$—	—	$(4)	$(7)	$3	43
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2015 Supplemental Financial Data